UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2016 (December 18, 2015)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland          333-180356         45-4478978
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation or organization) Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices)
(Zip Code)

(212) 454-6260
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, RREEF Property Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on December 22, 2015 to provide the required financial information relating to our acquisition of an office building located in Sterling, VA, as described in such Current Report.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of the Property Acquired
	Independent Auditors' Report	3
	Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2015 (unaudited) and the Year Ended December 31, 2014	4
	Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2015 (unaudited) and the Year Ended December 31, 2014	5

(b)	Pro Forma Financial Information (unaudited)	7
	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015	8
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015	9
	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2015	10
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2015	11
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014	12
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014	13

(c)	Shell Company Transactions
	None

(d)	Exhibits
	None

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders of
RREEF Property Trust, Inc:
We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Loudoun Gateway I (the "Property") for the year ended December 31, 2014, and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the preparation and fair presentation of this historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Loudoun Gateway I for the year ended December 31, 2014, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of RREEF Property Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Dallas, TX
January 22, 2016

Loudoun Gateway I

Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Months Ended September 30, 2015 (unaudited)
and Year Ended December 31, 2014

	Nine Months Ended September 30, 2015 (unaudited)	Year ended December 31, 2014
Gross income:
Base rental income	$1,542,414	$642,058
Tenant reimbursements	16,184	10,189
Total gross income	1,558,598	652,247
Direct operating expenses:
Property operating	452,236	454,286
Real estate tax	171,704	232,731
Insurance	8,343	10,461
Total direct operating expenses	632,283	697,478
Excess (deficit) of gross income over (under) direct operating expenses	$926,315	$(45,231)

See accompanying notes to historical summary of gross income and direct operating expenses.

Loudoun Gateway I
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Months ended September 30, 2015 (unaudited)
and Year ended December 31, 2014

NOTE 1 — BUSINESS

On December 21, 2015, RREEF Property Trust, Inc. (the "Company") acquired Loudoun Gateway I, a four-story office building encompassing 102,015 square feet on a 7.8 acre site located in Sterling, Virginia (the "Property"). The Company acquired the Property through RPT Loudoun Gateway I, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $21,950,000, exclusive of closing costs. The Company funded the acquisition of the Property, including closing costs, with existing cash and by borrowing $20,000,000 under the Company's line of credit with Wells Fargo. Of the $20,000,000 borrowed, $7,975,091 was from existing borrowing capacity on previously acquired properties, while $12,024,909 was allocated to the Property. With this borrowing, the Company's total debt outstanding as of the closing date of December 21, 2015 was $74,000,000.

NOTE 2 — BASIS OF PRESENTATION

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC") and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended September 30, 2015 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2015 is not necessarily indicative of the expected results for the entire year ended December 31, 2015.

A Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, except as disclosed in these Notes to Historical Summary of Gross Income and Direct Operating Expenses, management is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

NOTE 3 — GROSS INCOME

The Property is an office building constructed in 1998 and located in Sterling, Virginia located three miles north of Washington Dulles International Airport. Orbital ATK, Inc., an aerospace and defense technology company and successor by merger with Alliant Techsystems, Inc. ("Oribital ATK"), has been the only tenant in the Property since January 1, 2014. The property is managed by a third party manager. Below are additional details of the lease:

Tenant	Type of Business	% of Net Rentable Area	Lease Commencement Date	Lease Expiration Date
Orbital ATK	Aerospace Defense	18.7%	April 30, 2012	August 31, 2023
Orbital ATK	Aerospace Defense	52.7%	December 4, 2014	August 31, 2023
Orbital ATK	Aerospace Defense	28.6%	September 11, 2015	August 31, 2023
		100.0%

For the year ended December 31, 2014, and for the nine months ended September 30, 2015, Orbital ATK accounted for 100% of the Property’s gross income. Orbital ATK's lease provides for 3.00% annual increases and expires in August 2023 with one, four-year renewal option at 100% of fair market rent. Orbital ATK also has a one-time option to terminate the lease at December 31, 2020 for either (a) the entire building or (b) only one entire floor which must be

Loudoun Gateway I
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Months ended September 30, 2015 (unaudited)
and Year ended December 31, 2014

either the first or fourth floor. Such termination option must be exercised by December 1, 2019 and would require Orbital ATK to pay an early termination penalty.

The lease is classified as an operating lease. Although the lease provides for increases in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $572,067 (unaudited) for the nine months ended September 30, 2015 and by $139,217 for the year ended December 31, 2014.

Minimum base rents to be received during the non-cancelable term under the operating lease in place as of December 31, 2014 include base rents for the entire building as Orbital ATK had committed to the entire building prior to December 31, 2014.  Such amounts are as follows:

2015	$1,693,385
2016	2,643,159
2017	2,730,278
2018	2,814,947
2019	2,899,407
Thereafter	11,402,772
$24,183,948

NOTE 4 — DIRECT OPERATING EXPENSES

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Accordingly, expenses such as interest, depreciation and certain landlord costs are excluded.

NOTE 5 — SUBSEQUENT EVENTS

Subsequent events were evaluated from December 31, 2014 through January 22, 2016, the date on which the Historical Summary was issued. No subsequent events occurred.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2015
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet of RREEF Property Trust, Inc. (the "Company") is presented as if the acquisition of Loudoun Gateway I ("the Property") had occurred on September 30, 2015.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended September 30, 2015, as contained in the Company's Quarterly Report on Form 10-Q. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above acquisition on September 30, 2015, nor does it purport to represent its future financial position. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2015
(unaudited)

	Historical (as reported)	Loudoun Gateway I Acquisition		Other Adjustments		Pro Forma
ASSETS
Investment in real estate assets:
Land	$29,712,246	$2,042,441	(a)	$—		$31,754,687
Buildings and improvements, less accumulated depreciation of $2,745,928	70,838,003	9,974,457	(a)	—		80,812,460
Furniture, fixtures, and equipment, less accumulated depreciation of $144	361,580	—				361,580
Acquired intangible lease assets, less accumulated amortization of $3,564,560	14,434,026	9,933,102	(a)	—		24,367,128
Total investment in real estate assets, net	115,345,855	21,950,000		—		137,295,855
Investment in marketable securities	8,073,057	—		—		8,073,057
Total investment in real estate assets and marketable securities, net	123,418,912	21,950,000		—		145,368,912
Cash and cash equivalents	2,457,375	(2,170,053)	(b)	2,458,834	(f)	2,746,156
Receivables	1,092,202			—		1,092,202
Prepaids and other assets	629,173	10,925	(c)	—		640,098
Total assets	$127,597,662	$19,790,872		$2,458,834		$149,847,368
LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit, net of unamortized deferred financing costs of $673,923	$56,826,077	$19,893,616	(d)	$(3,500,000)	(f)	$73,219,693
Accounts payable and accrued expenses	436,113			—		436,113
Due to affiliates	11,752,126	—		—		11,752,126
Acquired below market lease intangibles, less accumulated amortization of $549,203	7,979,335	—		—		7,979,335
Distributions payable	170,998	—		—		170,998
Other liabilities	1,430,335	76,246	(c)	—		1,506,581
Total liabilities	78,594,984	19,969,862		(3,500,000)		95,064,846
Stockholders' Equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized, none issued	—	—		—		—
Common stock, $0.01 par value; 500,000,000 Class A shares authorized, 2,864,516 issued and outstanding	28,645	—		2,052	(f)	30,697
Common stock, $0.01 par value; 500,000,000 Class B shares authorized, 2,588,128 issued and outstanding	25,881	—		3,206	(f)	29,087
Additional paid in capital	58,369,258	—		5,953,576	(f)	64,322,834
Accumulated deficit	(9,552,539)	(178,990)	(e)	—		(9,731,529)
Accumulated other comprehensive income	131,433	—		—		131,433
Total stockholders' equity	49,002,678	(178,990)		5,958,834		54,782,522
Total liabilities and stockholders' equity	$127,597,662	$19,790,872		$2,458,834		$149,847,368

The accompanying notes are an integral part of this pro forma consolidated balance sheet.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2015
(unaudited)

NOTE 1 — ACQUISITION

On December 21, 2015, RREEF Property Trust, Inc. (the "Company") acquired Loudoun Gateway I, a four-story office building encompassing 102,015 square feet on a 7.8 acre site located in Sterling, Virginia (the "Property"). The Company acquired the Property through RPT Loudoun Gateway I, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $21,950,000, exclusive of closing costs. The Company funded the acquisition of the Property, including closing costs, with existing cash and by borrowing $20,000,000 under the Company's line of credit with Wells Fargo. Of the $20,000,000 borrowed, $7,975,091 was from existing borrowing capacity on previously acquired properties, while $12,024,909 was allocated to the Property. With this borrowing, the Company's total debt outstanding as of the closing date of December 21, 2015 was $74,000,000.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)	Reflects the preliminary purchase price allocation for the acquisition of Loudoun Gateway I.

(b)	Reflects utilization of existing cash to close the acquisition.

(c)	Reflects the proration adjustments for income and expenses from closing the acquisition.

(d)	Reflects the borrowing of $20,000,000 under the Company's line of credit net of the costs incurred to obtain financing under the Company's line of credit.

(e)	Reflects the acquisition costs incurred to close the acquisition as well as certain proration adjustments for income and expenses related to closing the acquisition.

(f)
Reflects additional equity activity assuming all shares outstanding on the closing date of December 21, 2015 were outstanding on September 30, 2015, and utilization of the net additional capital and existing cash for debt repayment. The line of credit pro forma balance is reflected net of unamortized deferred financing costs of $780,307.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2015
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investment in Loudon Gateway I and The Flats at Carrs Hill (the "2015 Acquisitions") on January 1, 2014. The 2015 Acquisitions were acquired subsequent to December 31, 2014 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2015, as contained in the Company’s Quarterly Report on Form 10-Q. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisitions on January 1, 2014, nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical - Nine months ended September 30, 2015 (as reported)	2015 Acquisitions Adjustments		Other Adjustments		Pro Forma
Revenues
Rental and other property income	$5,460,402	$3,462,728	(a)	$—		$8,923,130
Tenant reimbursement income	752,693	16,184	(b)	—		768,877
Investment income on marketable securities	175,101	—		—		175,101
Total revenues	6,388,196	3,478,912		—		9,867,108
Expenses
General and administrative expenses	1,520,999	—		—		1,520,999
Property operating expenses	1,336,528	1,446,831	(c)	—		2,783,359
Advisory expenses	421,829	—		152,178	(d)	574,007
Acquisition related expenses	424,549	—		—		424,549
Depreciation	1,456,422	1,143,559	(e)	—		2,599,981
Amortization	1,545,813	967,086	(e)	—		2,512,899
Total operating expenses	6,706,140	3,557,476		152,178		10,415,794
Operating (loss) income	(317,944)	(78,564)		(152,178)		(548,686)
Interest expense	(970,104)	(406,571)	(f)	108,030	(f)	(1,268,645)
Net realized gain upon sale of marketable securities	24,429	—		—		24,429
Net (loss) income	$(1,263,619)	$(485,135)		$(44,148)		$(1,792,902)
Weighted average number of common shares outstanding:
Basic and diluted	4,723,267					5,978,320	(g)
Net loss per common share:
Basic and diluted	$(0.27)					$(0.30)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2015
(unaudited)

NOTE 1 — ACQUISITION

On December 21, 2015, RREEF Property Trust, Inc. (the "Company") acquired Loudoun Gateway I, a four-story office building encompassing 102,015 square feet on a 7.8 acre site located in Sterling, Virginia (the "Property"). The Company acquired the Property through RPT Loudoun Gateway I, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $21,950,000, exclusive of closing costs. The Company funded the acquisition of the Property, including closing costs, with existing cash and by borrowing $20,000,000 under the Company's line of credit with Wells Fargo. Of the $20,000,000 borrowed, $7,975,091 was from existing borrowing capacity on previously acquired properties, while $12,024,909 was allocated to the Property. With this borrowing, the Company's total debt outstanding as of the closing date of December 21, 2015 was $74,000,000.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)	Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisition.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown, based on the historical operations of the properties and management's estimates.

(c)	Represents insurance, real estate taxes, and other property operating expenses incurred based on the historical operations of the 2015 acquisitions.

(d)	Represents the fixed component of the advisory fees calculated at 1% of Net Asset Value assuming all shares sold through closing date of December 21, 2015 were outstanding on January 1, 2014.

(e)
Commercial buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis, and residential buildings and improvements are depreciated over a period of 5 to 27.5 years on a straight-line basis. Furniture and fixtures in residential buildings are depreciated over 7 years using the double declining balance method. Amounts allocated to acquired intangible lease assets are amortized over the term of the leases. The purchase price allocations to acquired intangible lease assets and liabilities for the 2015 acquisitions are preliminary and subject to adjustment by the Company. Since the lease terms for Flats at Carr Hill were less than one year, the amounts allocated to acquired in-place leases for that acquisition were fully amortized as of December 31, 2014.

(f)
Interest expense assumes the Regions Bank line of credit was refinanced by the Wells Fargo line of credit as of January 1, 2014 and includes (1) the Company's total borrowings of $74,000,000 at a rate of 1.87%, which is the rate of the one-month LIBOR plus a spread of 1.70% as of January 1, 2014, (2) line of credit unused fees pursuant to the Wells Fargo line of credit agreement, and (3) amortization of deferred financing costs over the term of the Wells Fargo line of credit.

(g)	Weighted average shares outstanding was calculated assuming all shares sold through the closing date of December 21, 2015 were outstanding on January 1, 2014.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investments in Commerce Corner, Anaheim Hills and Terra Nova (the "2014 Acquisitions"), The Flats at Carrs Hill and Loudoun Gateway 1 (the "2015 Acquisitions") on January 1, 2014. All investments were acquired subsequent to January 1, 2014 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2014, as contained in the Company’s Annual Report on Form 10-K. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisitions on January 1, 2014, nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical - Year ended December 31, 2014 (as reported)	2015 Acquisitions Adjustments		2014 Acquisitions Adjustments		Other Adjustments		Pro Forma
Revenues
Rental and other property income	$4,591,711	$2,777,739	(a)	$2,661,023	(a)	$—		$10,030,473
Tenant reimbursement income	593,845	10,189	(b)	452,483	(b)	—		1,056,517
Investment income on marketable securities	133,208	—		—		—		133,208
Total revenues	5,318,764	2,787,928		3,113,506		—		11,220,198
Expenses
General and administrative expenses	2,232,336	—		—		—		2,232,336
Property operating expenses	1,007,235	1,757,610	(c)	735,211	(c)	—		3,500,056
Advisory expenses						765,342	(g)	765,342
Acquisition related expenses	333,554	—		(333,554)	(d)			—
Depreciation	1,097,034	1,524,746	(e)	700,290	(e)	—		3,322,070
Amortization	1,461,422	3,805,272	(e)	579,800	(e)	—		5,846,494
Total operating expenses	6,131,581	7,087,628		1,681,747		765,342		15,666,298
Operating (loss) income	(812,817)	(4,299,700)		1,431,759		(765,342)		(4,446,100)
Interest expense	(1,078,124)	(542,094)	(f)	(355,147)	(f)	283,838	(f)	(1,691,527)
Realized loss upon sale of marketable securities	91,837	—		—		—		91,837
Net (loss) income	$(1,799,104)	$(4,841,794)		$1,076,612		$(481,504)		$(6,045,790)
Weighted average number of common shares outstanding:
Basic and diluted	2,870,160							5,978,320	(h)
Net loss per common share:
Basic and diluted	$(0.63)							$(1.01)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014
(unaudited)

NOTE 1 — ACQUISITIONS

On April 11, 2014, the Company acquired Commerce Corner, a 259,910 square foot industrial building located on a 14.4 acre site at 1109 Commerce Boulevard, plus an additional adjacent 9.7 acre parcel of land, situated one mile from Exit 10 of Interstate 295 and in close proximity to Interstate 95 and the New Jersey Turnpike. The purchase price for Commerce Corner was $19,750,000, exclusive of closing costs. The Company funded the acquisition of Commerce Corner with proceeds from the sale of its common stock and by borrowing $17,600,000 under the Company's line of credit with Regions Bank. Of the $17,600,000 borrowed, $8,760,000 was from existing borrowing capacity on previously acquired properties, while $8,840,000 was allocated to Commerce Corner.

On July 2, 2014, the Company acquired Anaheim Hills for a purchase price of $18,500,000, exclusive of closing costs. The acquisition was funded with proceeds from the sale of the Company's common stock and by borrowing $14,700,000 under the Company's line of credit. Of this borrowed amount, $10,130,000 relates to Anaheim Hills while the balance was borrowed against available capacity from the other three properties. Anaheim Hills consists of a 73,892 square foot office building fully leased to three tenants.

On October 2, 2014, the Company acquired Terra Nova for a purchase price of $21,850,000, exclusive of closing costs. The acquisition was funded with proceeds from the sale of the Company's common stock and by borrowing $19,100,000 under the Company's line of credit. Of this borrowed amount, $12,000,000 relates to Terra Nova while the balance was borrowed against available capacity from the Company's four other properties encumbered by the line of credit with Regions Bank. Terra Nova consists of a 96,114 square foot retail building fully leased to two tenants.

On September 30, 2015, the Company acquired The Flats at Carrs Hill, a 138 unit, 316 bed residential building encompassing 135,896 square feet on a 14.3 acre site located in Athens, Georgia. The Company acquired The Flats at Carrs Hill through RPT Flats at Carrs Hill, LLC, an indirect wholly-owned subsidiary. The purchase price for The Flats at Carrs Hill was $27,000,000, exclusive of closing costs. The Company funded the acquisition, including closing costs, with existing cash and by borrowing $27,000,000 under the Company's line of credit with Wells Fargo. Of the $27,000,000 borrowed, $13,570,962 was from existing borrowing capacity on previously acquired properties, while $13,429,038 was allocated to The Flats at Carrs Hill.

On December 21, 2015, RREEF Property Trust, Inc. (the "Company") acquired Loudoun Gateway I, a four-story office building encompassing 102,015 square feet on a 7.8 acre site located in Sterling, Virginia. The Company acquired Loudoun Gateway I through RPT Loudoun Gateway I, LLC, an indirect wholly-owned subsidiary. The purchase price for Loudoun Gateway I was $21,950,000, exclusive of closing costs. The Company funded the acquisition, including closing costs, with existing cash and by borrowing $20,000,000 under the Company's line of credit with Wells Fargo. Of the $20,000,000 borrowed, $7,975,091 was from existing borrowing capacity on previously acquired properties, while $12,024,909 was allocated to Loudoun Gateway I. With this borrowing, the Company's total debt outstanding as of the closing date of December 21, 2015 was $74,000,000.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisitions on a straight-line basis. Also includes the amortization of the acquired favorable and unfavorable lease intangibles.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown, based on the historical operations of the properties and management's estimates.

(c)
Represents insurance and other property operating expenses that would have been incurred based on the historical operations of the properties and management's estimates. Also reflects real estate taxes based on the Company's purchase price.

(d)	Costs related to the acquisition of properties are excluded from the Pro Forma Consolidated Statement of Operations because such costs are non-recurring.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014
(unaudited)

(e)
Commercial buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis, and residential buildings and improvements are depreciated over a period of 5 to 27.5 years on a straight-line basis. Furniture and fixtures in residential buildings are depreciated over 7 years using the double declining balance method. Amounts allocated to acquired intangible lease assets are amortized over the term of the leases. The purchase price allocations to acquired intangible lease assets and liabilities for the 2015 acquisitions are preliminary and subject to adjustment by the Company.

(f)
Interest expense assumes the Regions Bank line of credit was refinanced by the Wells Fargo line of credit as of January 1, 2014 and includes (1) the Company's total borrowings of $74,000,000 allocated between the 2015 Acquisition and the 2014 Acquisitions at a rate of 1.87%, which is the rate of the one-month LIBOR plus a spread of 1.70% as of January 1, 2014, (2) line of credit unused fees pursuant to the Wells Fargo line of credit agreement, and (3) amortization of deferred financing costs over the term of the Wells Fargo line of credit.

(g)
Represents the fixed component of the advisory fees calculated at 1% of the net asset value of the Company's Class A and Class B shares at the closing date of December 21, 2015 assuming all shares sold through that date were outstanding on January 1, 2014.

(h)	Weighted average shares outstanding was calculated assuming all shares sold through the closing date of December 21, 2015 were outstanding on January 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: January 22, 2016